UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2026

M-tron Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

(407) 298-2000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American
Subscription Rights to Purchase Shares of Common Stock	MPTI RT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On April 9, 2026, M-tron Industries, Inc. (the "Company") issued a press release announcing that it has extended the expiration date of the rights offering to purchase shares of the Company's common stock, par value $0.01 per share (the "Rights Offering") to Monday April 20, 2026. The Rights Offering was previously scheduled to expire on Wednesday April 15, 2026. All other terms of the Rights Offering, including the subscription price of $59.00 per share, remain unchanged.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

4.1	Specimen Certificate for Subscription Rights of the Registrant (incorporated by reference to Exhibit 4.1 to the Registrant’s Registration Statement on Form 8-A filed on March 30, 2026 (File No. 001-41391)).
4.2	Instructions for use of Subscription Rights Certificates of the Registrant (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form 8-A/A filed on March 31, 2026 (File No. 001-41391)).
99.1	Press Release of M-tron Industries, Inc. dated April 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-TRON INDUSTRIES, INC.
(Registrant)

Date: April 9, 2026	By:	/s/ Cameron Pforr
		Name:	Cameron Pforr
		Title:	Chief Executive Officer